Exhibit 21
The Interpublic Group of Companies, Inc.

Company Name	State (U.S.)
Adair Greene, Inc.	Delaware
Advantage International Holdings, Inc.	Delaware
Ammirati Puris Ltd.	Delaware
AMS Advanced Marketing Services, Inc.	Delaware
Anderson & Lembke, Inc.	Delaware
Asset Recovery Group, Inc.	Delaware
Berenter Greenhouse & Webster, Inc.	Delaware
BJK&E, Inc.	Delaware
Botway Print Advertising, Inc.	New York
Bragman Nyman Cafarelli, Inc	California
Bragman Nyman Cafarelli, LLC	California
Business Science Research Corporation	Delaware
BZL Group Inc.	Delaware
BZL Kamstra, Inc.	Delaware
C.E. Communications, Inc.	Michigan
Cabell Eanes, Inc.	Virginia
Campbell Ewald Company	Delaware
Campbell Mithun, Inc.	Delaware
Campbell-Mithun of California, Inc.	California
Caribiner Newco, Inc.	Delaware
Carmichael - Lynch, Inc.	Minnesota
Casanova Pendrill Publicidad, Inc.	California
ClinARC Co.	Connecticut
CMGRP, Inc.	New York
Coleman Group Worldwide LLC	Delaware
Complete Medical Group, Inc.	Delaware
Custom Production Service, Inc.	Texas
D&H Imagewerks, Inc.	California
DA Acquisition Corp	New York
DA Parent Acquisition Corp.	New York
Dailey & Associates, Inc.	California
Deutsch LA, Inc.	California
Deutsch, Inc.	New York
DeVries Public Relations, Inc.	New York
Diagnosis Healthcare Communications, Inc.	Pennsylvania
Diamond Art Studio Ltd	New York
Diamond Marketing Group, Inc.	New York
Diamond Promotion Group, Incorporated	New York
Direct Approach Marketing Services, Inc.	New York
Draft, Inc.	Delaware
DW Technologies, Inc.	Delaware
FCB Japan, Inc.	Delaware
FCB Worldwide L.L.C.	Delaware
FCB Worldwide, Inc.	Delaware
Fission Communications, LLC	Delaware
Fitzgerald & Company, Inc.	Georgia
GDL, Inc.	New York
Gillespie, Advertising, Magazine Marketing and Public Relations, Inc.	New Jersey

Company Name	State (U.S.)
Global Event Marketing & Management (GEMM) Inc.	Delaware
Goldberg Moser O’Neill LLC	California
Goldschmidt Dunst & Lawson Corp.	New York
Golin/Harris International, Inc.	Virginia
Graphic Orb, Inc.	California
Hill, Holliday, Connors, Cosmopulos, Inc.	Delaware
Hypermedia Solutions L.L.C.	Delaware
ID Media, Inc.	Delaware
Inexel Medical Strategy and Communications, Inc.	Delaware
Infoplan International, Inc.	Delaware
Initiative Media Worldwide, Inc.	California
Initiative Trading LLC	New York
Integrated Communications Corp.	New Jersey
Interlink Healthcare Communications, Inc.	Delaware
International Business Services, Inc.	California
Interpublic KFI Ventures, Inc.	Delaware
Interpublic SV Ventures, Inc.	Delaware
Interpublic, Inc.	New Jersey
IPG Caribiner Acquisition Corp.	Delaware
IPG GIS US, Inc.	Delaware
IPG Interactive Investment Corp.	Delaware
IPG S&E Ventures, Inc.	Delaware
IPG S&E, Inc	Delaware
Jack Morton Worldwide, Inc.	Delaware
Jay Advertising, Inc.	Delaware
Kaleidoscope Sports & Entertainment L.L.C.	Delaware
LCF&L, Inc.	New York
LFS, Inc.	Delaware
LMMS-USA, Inc.	Delaware
Lowe & Partners Worldwide, Inc.	Delaware
Lowe & Partners/SMS Inc.	New York
Lowe BZL McAdams, Inc.	California
Lowe Group Holdings, Inc.	New York
Lowe Live New York, Inc.	Delaware
Ludgate Communications, Inc.	New York
Magna Global USA, Inc.	Delaware
Marketing Arts Corporation	Virginia
Marketing Communications Technologies, Inc.	Delaware
Marketing Drive San Francisco, Inc.	California
Marketing Drive Worldwide, Inc.	Delaware
McAvey & Grogan, Inc.	Delaware
McCann Erickson Corporation (S.A.)	Delaware
McCann Relationship Marketing, Inc.	New York
McCann Worldwide Marketing Communications Company	Delaware
McCann-Erickson (Paraguay) Co.	Delaware
McCann-Erickson Corporation International	Delaware
McCann-Erickson Marketing, Inc.	New York
McCann-Erickson USA, Inc.	Delaware
McCann-Erickson Worldwide, Inc.	Delaware
Media Bridge Entertainment, Inc.	New York
Media First International, Inc.	New York
Media Partnership Corporation	Delaware
Momentum NA, Inc.	Colorado

Company Name	State (U.S.)
MRM Gould, Inc.	Delaware
Mullen Communications, Inc.	Massachusetts
MVP Group, LLC	Virginia
NAS Recruitment Communications Inc.	Delaware
NAS Recruitment Communications LLC	Ohio
New America Strategies Group LLC	Delaware
Newspaper Services of America, Inc.	Delaware
Octagon Financial Services, Inc.	District Of
Columbia
Octagon Worldwide Brazil, Inc.	Delaware
Octagon Worldwide, Inc.	Delaware
Octagon, Inc.	District Of
Columbia
OSI-US, Inc.	Delaware
Outdoor Advertising Group	California
Pace, Inc.	New Jersey
PIC-TV, Inc.	California
PMK/HBH, Inc.	California
Premium Surge, Inc.	Delaware
Publicidad Siboney Corporation	New York
Push Editorial, Inc.	New York
R/GA Media Group, Inc.	Delaware
Regan Campbell & Ward LLC	Delaware
Rivet Markcom, Inc.	Illinois
Rowan & Blewitt, Inc.	District Of
Columbia
RX Media, Inc.	Delaware
Scientific Frontiers, Inc.	Pennsylvania
Sedgwick Rd., Inc.	Washington
Springpoint, Inc.	Delaware
The Botway Group, Ltd.	Delaware
The Futurebrand Company, Inc.	California
The Gotham Group, Inc.	New York
The Hacker Group, Inc.	Delaware
The Interpublic Partnership, Inc.	New York
The Lowe Group, Inc.	Delaware
The Martin Agency, Inc.	Virginia
The MWW Group, Inc.	Delaware
The Publishing Agency International, Inc.	Delaware
The Sloan Group, Inc.	New York
The Works, LLC	Delaware
The Zipatoni Co.	Missouri
Tierney & Partners, Inc.	Pennsylvania
TM Advertising of Texas, Inc.	Texas
TM Advertising, LP	Delaware
TM Holdings, Inc.	Delaware
TN Media, Inc.	Delaware
TN Technologies Inc	Delaware
Torre Lazur Healthcare Group, Inc.	New Jersey
True North Communications, Inc.	Delaware
True North Holdings (Asia Pacific) Inc.	Delaware
True North Holdings (Europe), Inc.	Delaware
True North Holdings (Latin America), Inc.	Delaware
Wahlstrom Group LLC	Delaware

Company Name	State (U.S.)
Weller & Klein Research, Inc.	Delaware
WIM Traffic, Inc.	California
XSR Corp.	Delaware
Zentropy Partners International Holdings, Inc.	Delaware

Company Name	Country
Pragma FCB Publicidad SA	Argentina
XYZ Producciones SA	Argentina
Cesar Mansilla Y Asociados SA	Argentina
Grupo Nueva Comunicacion SA	Argentina
Nueva Comunicacion S.A.	Argentina
Nueva Comunicacion SA (Rosario)	Argentina
Servicio Integral de Comunicacion S.A.	Argentina
Interpublic S.A. de Publicidad	Argentina
Promocionar S.A.	Argentina
FutureBrand S.A.	Argentina
Vega Olmos Ponce/APL S.A.	Argentina
Brand Connection S.A.	Argentina
Initiative Media S.A.	Argentina
Foote Cone & Belding Melbourne Pty Limited	Australia
Foote Cone & Belding Sydney Pty Limited	Australia
Foote Cone & Belding Australia Pty Limited	Australia
166 Productions Pty Limited	Australia
McCann Worldgroup Pty Limited	Australia
Futurebrand FHA Pty Ltd	Australia
Lowe Hunt (Partnership)	Australia
Lowe Melbourne Proprietary Limited	Australia
Lowe Sydney Pty Ltd	Australia
The Lowe Group Oceania Proprietary Limited	Australia
Initiative Media Australia Pty Ltd	Australia
Merchant & Partners Australia Pty Ltd	Australia
Lintas: Hakuhodo Australia Pty Ltd	Australia
Lowe Hunt & Partners Proprietary Limited	Australia
CMGRP Pty Limited	Australia
International Public Relations Pty Ltd	Australia
Product Management Pty Ltd	Australia
Shandwick (Holdings) Australia Pty Ltd	Australia
Weber Shandwick Worldwide Superannuation Fund Pty. Ltd	Australia
Directory Investments Pty Ltd	Australia
DraftWorldwide Australia Pty Limited	Australia
Advantage Holdings (Australia) Pty Ltd	Australia
Australian Safari Pty Ltd	Australia
Charcoal Nominees Pty Ltd	Australia
Future Motorsport Concepts Pty Ltd	Australia
Targa Australia Pty Ltd	Australia
Targa Unit Trust	Australia
Octagon Australia Pty Ltd	Australia
Jack Morton Worldwide Pty Limited	Australia
Interpublic Australia Pty Limited	Australia
Lowe GGK Beteiligungsverwaltungs AG	Austria
Panmedia Holding AG	Austria

Company Name	Country
Lowe GGK Werbeagentur GmbH	Austria
McCann Erickson Advertising GmbH	Austria
McCann-Erickson GmbH	Austria
Universal McCann Werbeberatungs GmbH	Austria
You Two Media GmbH	Austria
Initiative Media Werbemittlung GesmbH	Austria
Initiative Group Werbeholding GmbH	Austria
Lowe GGK Holding AG	Austria
PanMedia Western Werbeplanung GmbH	Austria
FCB Kobza Werbeagentur GesmbH	Austria
FCB Events & PR Ges.m.b.H	Austria
FCB Retail Consulting & Werbeges GmbH	Austria
FCBi Directmarketing & Interactive GmbH	Austria
McCann Erickson (Trinidad) Ltd. BRANCH (Barbados)	Barbados
Lowe S.A.	Belgium
Direct Creations S.A.	Belgium
McCann-Erickson S.A.	Belgium
Momentum Brussels S.A.	Belgium
Universal Media N.V.	Belgium
CMGRP Belgium SCRL	Belgium
Initiative Media S.A.	Belgium
Outdoor Services SA	Belgium
FCB Brussels S.A.	Belgium
Octagon CIS NV	Belgium
Octagon Worldwide BVBA	Belgium
Advantage International Benelux BRANCH	Belgium
Programming Media International N.V.	Belgium
Interpublic Belgium Holdings SA	Belgium
Interpublic Belgium Holdings II SPRL	Belgium
SAH Limited	Bermuda
Triad Assurance Limited	Bermuda
McCann Erickson d.o.o. Sarajevo	Bosnia and
Herzegovina
Giovanni FCB S.A.	Brazil
PAP-Promotion Advertising & Production Ltda	Brazil
Datamidia Database Marketing Ltda	Brazil
FCBi Relationship Marketing Ltda	Brazil
Interservice Publicidade Sociedade Ltda.	Brazil
Harrison Comunicacoes Ltda	Brazil
McCann Erickson Publicidade Ltda	Brazil
Thunder House Comunicacoes Ltda	Brazil
Torre Lazur McCann Healthcare Ltda	Brazil
Universal Publicidade Ltda	Brazil
Sight Momentum Ltda	Brazil
Sports Momentum Ltda	Brazil
Sun MRM Ltda	Brazil
Bullet Interpublic Servicos Temporarios Ltda	Brazil
Bullet Promocoes Ltda	Brazil
New Momentum Ltda	Brazil
New Momentum Servicos Temporanios Ltda	Brazil
Lowe Brasil Holding Ltda	Brazil
Lowe Ltda	Brazil
Lowe Sul Publicidade Ltda	Brazil

Company Name	Country
DM Marketing Direto Ltda	Brazil
DM Marketing Direto Sao Paulo Ltda	Brazil
Koch Tavares Promocoes e Eventos SA	Brazil
LF Eventos e Publicidade SA	Brazil
Octagon do Brasil Participações Ltda.	Brazil
Prakit&FCB (Cambodia) Ltd.	Cambodia
Octagon Canada Inc	Canada
Kelly Management Group Inc	Canada
Lowe Roche Advertising Inc	Canada
Lowe Investments Limited	Canada
Pedersen & Gesk (Canada) Ltd.	Canada
Complete Medical Communications (Canada) Limited	Canada
The Health Initiative Inc.	Canada
Temerlin McClain Canada Inc.	Canada
MacLaren McCann Canada Inc.	Canada
Foote, Cone & Belding Worldwide (Canada) Ltd.	Canada
Ammirati Puris Ltd	Canada
Deutsch Inc	Canada
Continental Communications Corporation	Canada
Shandwick Investments of Canada Limited	Canada
Weber Shandwick Worldwide (Canada) Inc	Canada
3707822 Canada Inc	Canada
BDDS Shandwick Corporation	Canada
DraftWorldwide Canada Inc.	Canada
Draft Toronto Inc.	Canada
P&T Communications Inc	Canada
DraftWorldwide Quebec Inc.	Canada
Lambert Multimedia Inc.	Canada
Media - I.D.A. Vision Inc.	Canada
The Interpublic Group of Companies Canada, Inc.	Canada
ISOGroupe Canada Inc.	Canada
Hypermedia Solutions (1998), Inc.	Canada
IDB/FCB S.A.	Chile
Bozell Chile SA	Chile
FutureBrand S.A.	Chile
McCann-Erickson S.A. de Publicidad	Chile
Score Comunicaciones Limitada	Chile
Dittborn y Unzueta MRM S.A.	Chile
Servicios de Marketing Directo Limitada	Chile
I-Group Comunicacion Publicitaria Ltda	Chile
Lowe Porta SA	Chile
Immobiliaria Ammirati Puris Lintas Chile SA	Chile
Lowe (Chile) Holdings S.A.	Chile
Universal McCann Servicos de Medios Ltda	Chile
DraftWorldwide Chile Limitada	Chile
Creactiva SA	Chile
DraftWorldwide Latinoamerica Limitada	Chile
AFM Productions Limited	China
Foote Cone & Belding Limited	China
T N Media Limited	China
Interface Communications Limited	China
Pope & Kiernan & Black Limited	China
FCB (Taiwan) Limited	China

Company Name	Country
Scotchbrook-BSMG Worldwide (Hong Kong) Limited	China
Ludgate Asia Limited	China
Anderson & Lembke Asia Limited	China
McCann-Erickson (China) Ltd.	China
McCann-Erickson, Guangming Limited	China
McCann Healthcare HK Limited	China
McCann-Erickson (HK) Limited	China
Group Asia Limited	China
Global Information Services (Asia Pacific) Limited	China
FutureBrand Hong Kong Limited	China
Draftworldwide Ltd	China
Lowe Digital Hong Kong Limited	China
Lowe Limited	China
Initiative Media (Asia Pacific) Limited	China
Shanghai Lintas Advertising Company Limited	China
FCB Asia (Holding) Ltd	China
Bo Da Da Qiao International Advertisement Communication Co Ltd	China
Springpoint Asia Limited	China
Golin/Harris International Limited	China
Presko Limited	China
Weber Shandwick Worldwide (Hong Kong) Limited	China
Guangzhou Shandwick PR Company Limited	China
Interpublic Marketing Services (Shanghai) Limited BRANCH (Beijing)	China
Interpublic Marketing Services (Shanghai) Limited BRANCH (Guangzhou)	China
CMGRP (Asia Pacific) Limited	China
Weber Shandwick Worldwide (Taiwan) Limited	China
Octagon Greater China Limited	China
Octagon Marketing Limited	China
Interpublic Marketing Services (Shanghai) Limited	China
Shanghai BaoDi Advertising Co. Ltd.	China
IPG Hong Kong Ltd	China
Jack Morton Worldwide Limited	China
Artefilme Ltda	Colombia
FCB Worldwide Colombia S.A.	Colombia
Epoca Publicidad SA	Colombia
McCann Erickson Corporation S.A. BRANCH	Colombia
Ammirati Puris Lintas SA	Colombia
Initiative Media Colombia S.A.	Colombia
Lowe-SSP3 S.A.	Colombia
FCB De Costa Rica SA	Costa Rica
Harrison Agencia de Communicaciones Integrada S.A.	Costa Rica
McCann Erickson Centroamericana (Costa Rica) S.A.	Costa Rica
McCann Relationship Marketing (MRM) SA	Costa Rica
Momentum Costa Rica S.A.	Costa Rica
McCann-Erickson d.o.o.	Croatia
Draft Prague s.r.o.	Czech
Republic
Lowe GGK s.r.o.	Czech
Republic
McCann-Erickson Prague spol. s.r.o. International Advertising Agency	Czech
Republic
UNIT 003 spol. s.r.o.	Czech
Republic
Universal McCann s.r.o.	Czech
Republic
Brand Connection s.r.o.	Czech
Republic
Initiative Media Prague s.r.o.	Czech
Republic
PanMedia Western Praha spol. s.r.o.	Czech
Republic

Company Name	Country
Magna Global s.r.o.	Czech
Republic
ZP Nordic A/S	Denmark
Propaganda McCann ApS	Denmark
Logofilm A/S	Denmark
Initiative Universal Media A/S	Denmark
Initiative Universal Media Holdings A/S	Denmark
McCann Momentum A/S	Denmark
Lowe Reproduction ApS	Denmark
Lowe Holdings ApS	Denmark
Campbell-Ewald ApS	Denmark
Octagon Holdings ApS	Denmark
Interpublic Group Denmark ApS	Denmark
Interpublic Group Denmark Holdings ApS	Denmark
McCann-Erickson Holdings ApS	Denmark
ZP Nordic Holdings A/S	Denmark
ZP Group Denmark ApS	Denmark
FCB Worldwide Republica Dominicana S.A.	Dominican
Republic
White Mountain Organization Investments S.A.	Dominican
Republic
Harrison Figuera Agencia de Councaciones Integradas, S.A.	Dominican
Republic
McCann-Erickson Dominicana, S.A.	Dominican
Republic
Artefilme S.A.	Ecuador
Foote, Cone & Belding Ecuador	Ecuador
Horizon.FCB Limited	Egypt
FCB El Salvador Publicidad SA de CV	El Salvador
Draft Oy	Finland
Lowe Drive Oy	Finland
Hasan & Partners Finland Oy	Finland
Hasan & Partners Oy	Finland
Mainostoimisto Ami Hasan & Co Oy	Finland
McCann Helsinki Oy	Finland
MRM McCann Relationship Marketing Oy	Finland
Neo-Geo Graphic Design Oy	Finland
Sodapop Momentum Oy	Finland
Mainostoimisto Womena-McCann Oy	Finland
Ammirati Puris Lintas Oy	Finland
Lintas Service Oy	Finland
Lowe & Partners Oy	Finland
FCB Espa Oy	Finland
Pool Media International PMI Oy	Finland
Macao Communications SA	France
Momentum SAS	France
Valefi SA	France
Universal Comcord SA	France
McCann-Erickson France SAS	France
McCann-Erickson Paris SAS	France
McCann Santé SA	France
Universal McCann S.A.	France
McCann G Agency SAS	France
MRM Worldwide SA	France
FAB+ SAS	France

Company Name	Country
McCann-Erickson Rhône Alpes SA	France
FCB S.A.S.	France
Ligne Directe Sarl	France
FCB 20/80 S.A.	France
FCB ACAM S.A.	France
TL McCann Santé Lyon S.A.	France
L’Agence Virtuelle SA	France
France C.C.P.M. SAS	France
Lowe Stratéus SAS	France
Initiative Media Paris SA	France
Initiative International SAS	France
Empir-Media S.A.	France
True North Holdings (France) SAS	France
Formes & Façons Production Sarl	France
CMGRP France SAS	France
Draft Paris SA	France
Huy Oettgen Oettgen SA	France
Octagon Sports Marketing Sarl	France
WorldGroup Europe S.A.S.	France
ISOGroup France Sarl	France
FutureBrand SA	France
GIS France G.I.E.	France
FCB Wilkens GmbH	Germany
Q29 Network GmbH	Germany
FCBi Deutschland GmbH	Germany
FCB Frankfurt GmbH	Germany
Lowe Deutschland Holding GmbH	Germany
Lowe Hoffmann Schnakenberg Werbeagentur GmbH	Germany
Lowe & Partners GmbH Werbeagentur	Germany
Heinrich Hoffmann & Partner GmbH	Germany
Golin/Harris B&L GmbH	Germany
Promarket Werbe Service Verwaltungs GmbH	Germany
Torre Lazur McCann GmbH	Germany
McCann-Erickson (International) GmbH	Germany
Unterstützungskasse der McCann-Erickson-Unternehmensgruppe in Deutschland GmbH	Germany
M.E.C.H. The Communications House Berlin GmbH	Germany
McCann-Erickson Deutschland GmbH	Germany
McCann-Erickson Frankfurt GmbH	Germany
McCann-Erickson Frankfurt International GmbH	Germany
McCann-Erickson Hamburg GmbH	Germany
McCann-Erickson Nürnberg GmbH Werbeagentur	Germany
McCann-Erickson Service GmbH	Germany
McEmotion GmbH	Germany
MRM McCannErickson Relationship Marketing GmbH	Germany
MRM Worldwide GmbH	Germany
Future Brand GmbH	Germany
McCann-Erickson Literatur GmbH	Germany
McCann-Erickson Brand Communications Agency GmbH	Germany
Typo-Wenz Artwork GmbH	Germany
Universal McCann GmbH	Germany
McCann-Erickson Deutschland GmbH & Co Management Property KG	Germany
PWS Promarket Werbe Service GmbH & Co KG	Germany

Company Name	Country
Springer & Jacoby Interactive GmbH	Germany
Springer & Jacoby Media GmbH & Co. KG	Germany
Verwaltungsgesellschaft Springer & Jacoby Media mbH	Germany
Luxon Carrà GmbH	Germany
Creative Media Services GmbH	Germany
Initiative Group GmbH	Germany
Initiative Media GmbH	Germany
Initiative Media GmbH, Kronberg	Germany
Magna Global Germany GmbH	Germany
MGMP Magna Global Media Plus GmbH	Germany
Baader-Lang Behnken Werbeagentur GmbH	Germany
Lintas Pension GmbH	Germany
Lowe Hamburg GmbH	Germany
Lowe Communications Group GmbH	Germany
Change Communication GmbH	Germany
Böning Haube Nerger Werbeagentur GmbH	Germany
True North Holdings (Germany) GmbH	Germany
CMGRP Deutschland GmbH	Germany
DraftWorldwide Stuttgart - Kreatives Direktmarketing GmbH	Germany
DraftDirect Worldwide Holdings GmbH	Germany
Mailpool Adressen-Management GmbH	Germany
D C M Dialog - Creation - München Agentur für Dialogmarketing GmbH	Germany
Draft Agentur für Marketing Kommunikation GmbH	Germany
M&V Agentur für Dialogmarketing und Verkaufsförderung GmbH	Germany
servicepro Agentur für Dialogmarketing und Verkaufsförderung GmbH	Germany
ISOGroup Europe Consultants GmbH	Germany
Jack Morton Worldwide GmbH	Germany
Spectrum Communications GmbH	Germany
Interpublic GmbH	Germany
Interpublic (Gibraltar) Limited	Gibraltar
Horizon.FCB Limited BRANCH	Greece
FCB/Gnomi SA	Greece
McCann-Erickson Advertising Commercial S.A.	Greece
Universal Media Advertising (Hellas) S.A.	Greece
Lowe Communications SA	Greece
Be Lowe Advertising SA	Greece
Brand Connection Media Advertisements - Studies - Services S.A.	Greece
Communication Channels Management Services S.A.	Greece
Initiative Media S.A.	Greece
FCB Publicidad S.A.	Guatemala
Publicidad McCann Erickson Centroamericana (Guatemala) S.A.	Guatemala
McCann Erickson Centroamericana S. de R.L. de C.V. (Honduras)	Honduras
Lowe GGK Reklám KFT	Hungary
McCann Erickson Budapest Nemzetközi Reklámügynökség Kft.	Hungary
MRM Budapest Reklám és Direkt Marketing Ügynökség Kft.	Hungary
HunSider Reklámügynökség Kft.	Hungary
Foote Cone & Belding Kft.	Hungary
GGK-Direct Direct Marketing Ügynökség Kft.	Hungary
PanMedia Western KFT	Hungary
CMS Brand Connection Budapest Kft.	Hungary
Initiative Media Hungary Kft.	Hungary
Magna Global Hungary Médiaügynökség Szolgáltató Kft.	Hungary
Weber Shandwick Politikai és Kommunikációs Tanácsadó Kft.	Hungary

Company Name	Country
FCB-Ulka Advertising Private Limited	India
Interface Communications Private Limited	India
Associated Corporate Consultants (India) Pvt Limited	India
McCann Erickson India Private Limited	India
Result Services Private Limited	India
PSL Erickson Limited	India
Initiative Media (India) Private Limited	India
Karishma Advertising Private Limited	India
Lintas India Private Limited	India
SSC&B Lintas Private Limited	India
Aaren Initiative Outdoor Advertising Private Limited	India
Quadrant Communications Limited	India
PT Fajar Cahaya Buana	Indonesia
PT Inpurema Konsultama	Indonesia
PT Citra Link Indonesia	Indonesia
PT Citra Lintas Indonesia	Indonesia
PT Initiatif Media Indonesia	Indonesia
Experiential Marketing Company Limited	Ireland
McCann-Erickson Limited	Ireland
Spice Studios Limited	Ireland
Sugar Films Limited	Ireland
Universal Media Ireland Limited	Ireland
Weber Shandwick | FCC Limited	Ireland
Frontline Marketing Limited	Isle of Man
Horizon Holdings Limited	Isle of Man
Horizon.FCB Limited	Isle of Man
Elazr Golan & Co. Advertising & Marketing (1999) Limited	Israel
Elazr Golan & Co. Advertising & Marketing Limited	Israel
M.R.M. Israel Ltd	Israel
MC Tank Ltd	Israel
McCann Disciplines Ltd	Israel
McCann Erickson Ltd	Israel
McCann Erickson World Group’s Momentum Israel Ltd	Israel
McCann Promo Ltd	Israel
McCann Topper Advertising and Marketing Ltd.	Israel
Sap IT Ltd	Israel
Tel - Aviv Studios - Television and Films Productions Ltd	Israel
Universal McCann Israel Ltd	Israel
Weber Shandwick Rimon-Cohen Ltd	Israel
A.T.M.Z. Holding Company Ltd	Israel
IPG - Reuveni Pridan LTD	Israel
United-Media (R.S. 2005) Ltd	Israel
Initiative Media Tel Aviv Limited	Israel
Shimoni Finkelstein F.C.B. Israel Ltd	Israel
IT Interactive Touch S.r.l.	Italy
McCann Erickson Italia Srl	Italy
McCann Worldgroup S.r.l.	Italy
Universal-McCann S.r.l.	Italy
Momentum Italia S.r.l.	Italy
MRM Partners Srl	Italy
RGB Torre Lazur McCann Healthcare S.r.l.	Italy
FCBi Srl	Italy
Lowe Pirella SpA	Italy

Company Name	Country
Initiative Media Milano SpA	Italy
Exel S.r.l.	Italy
Foote, Cone & Belding Srl	Italy
CMGRP Italia S.p.A.	Italy
Draft Worldwide S.r.l.	Italy
Draft Italy S.p.A.	Italy
Pool Media International PMI Srl	Italy
Interpublic (IPG) Worldgroup Italia S.r.l.	Italy
FutureBrand Gio Rossi Associati spa	Italy
McCann Erickson (Jamaica) Limited	Jamaica
DraftFCB KK	Japan
Aoyama Creative Studio Inc	Japan
Harrison McCann Inc	Japan
McCann Erickson Japan Inc	Japan
McCann-Erickson Management Service Inc	Japan
Momentum Japan Inc	Japan
Future Brand Inc	Japan
MRM Inc	Japan
MRM Worldwide Inc	Japan
McCann Healthcare Inc	Japan
TLM Japan Inc	Japan
Torre Lazur Communications Inc	Japan
Ammirati Puris Lintas KK	Japan
Initiative Media Tokyo Japan KK	Japan
Golin Harris International Ltd.	Japan
International Management Consultants Ltd	Japan
International Public Relations Co Ltd	Japan
Public Relations Services Co Ltd	Japan
Weber Shandwick Worldwide Inc	Japan
Octagon Worldwide Inc	Japan
IPG Japan K.K.	Japan
Al Afak Al Raed For Advertising & Publicity LLC	Jordan
FCB Korea Inc.	Korea, Democratic
People's Republic
of
McCann Erickson Inc Korea	Korea, Republic of
Universal McCann Inc Korea	Korea, Republic of
Horizon.FCB For Advertising & Publicity LLC	Kuwait
Brand Connection Limited	Lebanon
Horizon.FCB Sarl	Lebanon
Communication Services International (Holdings) SA	Luxembourg
Interpublic Group (Luxembourg) S.à.r.l.	Luxembourg
Interpublic Group of Companies Holdings (Luxembourg) S.à.r.l.	Luxembourg
API Sponsorship Sdn Bhd	Malaysia
Foote, Cone & Belding Sdn Bhd	Malaysia
Interface Advertising Sdn Bhd	Malaysia
Worldwide Marketing Drive Sdn Bhd	Malaysia
Mutiara-McCann (Malaysia) Sdn Bhd	Malaysia
Momentum MWG Sdn Bhd	Malaysia
McCann-Erickson (Malaysia) Sdn Bhd	Malaysia
FutureBrand Malaysia Sdn Bhd	Malaysia

Company Name	Country
Lowe & Partners Sdn Bhd	Malaysia
Initiative Media (M) Sdn Bhd	Malaysia
CMGRP (Malaysia) Sdn Bhd	Malaysia
Draftworldwide Sdn Bhd	Malaysia
Advertisement And Communication Services (Mauritius) Limited	Mauritius
Lowe Mauritius Limited	Mauritius
Interpublic Mauritius Limited	Mauritius
FCB Worldwide S.A. de C.V.	Mexico
Artest S.A. de C.V.	Mexico
Direct Digital Data Base S.A. de C.V.	Mexico
Interpublic GIS Mexico, S.A. de C.V.	Mexico
Initiative FCBm S.A. de C.V.	Mexico
Corporacion Interpublic Mexicana; S.A. de C.V.	Mexico
McCann Erickson de Mexico; S.A. de C.V.	Mexico
BSC MRM de Mexico; S.A. de C.V.	Mexico
Advertisement Momentum; S.A. de C.V.	Mexico
Futurebrand Mexico; S.A. de C.V.	Mexico
Draft Worldwide Mexico SA de CV	Mexico
Lowe S.A. de C.V.	Mexico
IM Initiative Media S.A. de C.V.	Mexico
Brand Connection, S.A. de C.V.	Mexico
Interpublic Holding Company, S.A. de C.V.	Mexico
Prakit/FCB (Myanmar) Limited	Myanmar (formerly
Burma)
McCann Erickson (Nepal) Private Limited	Nepal
True North Holding Netherlands B.V.	Netherlands
Octagon CIS BV	Netherlands
Lowe&Partners B.V.	Netherlands
Lowe Digital B.V.	Netherlands
Lowe Live B.V.	Netherlands
Lowe Holland B.V.	Netherlands
Lowe Worldwide Holdings B.V.	Netherlands
Western International Media Holdings B.V.	Netherlands
Anderson & Lembke Europe B.V.	Netherlands
Universal Media B.V.	Netherlands
McCann-Erickson (Nederland) B.V.	Netherlands
Momentum/CF B.V.	Netherlands
DECISION! DATA DATABASE- & MEDIAMARKETING B.V.	Netherlands
FHP Print Consult B.V.	Netherlands
McCann Recruitment BV	Netherlands
vdBJ/Communicatie Groep BV	Netherlands
Pluspoint B.V.	Netherlands
Wilkens Group BV	Netherlands
BSMG Worldwide B.V.	Netherlands
Brandconnection B.V.	Netherlands
Initiative Group B.V.	Netherlands
Initiative Media B.V.	Netherlands
Magna Global V.O.F.	Netherlands
True North Holdings (Netherlands) B.V.	Netherlands
Bozell Advertising B.V.	Netherlands
Weber Shandwick Nederland B.V.	Netherlands
DraftWorldwide Nederland B.V.	Netherlands
Borus Groep BV	Netherlands

Company Name	Country
Octagon Worldwide Holdings BV	Netherlands
ISOGroup Europe BV	Netherlands
Jack Morton Worldwide B.V.	Netherlands
Walbouw Haerlem B.V.	Netherlands
IPG Nederland B.V.	Netherlands
Consouteur BV	Netherlands
Programming Media International B.V.	Netherlands
Foote Cone & Belding Limited	New Zealand
McCann-Erickson Limited	New Zealand
Universal McCann Limited	New Zealand
Universal Media Limited	New Zealand
Channel i Limited	New Zealand
Draft New Zealand Limited	New Zealand
Lowe Limited	New Zealand
Shandwick (NZ) Limited	New Zealand
Octagon New Zealand Pty Ltd	New Zealand
Shandwick Northern Ireland Limited	Northern Ireland
Initiative Universal Media AS	Norway
McCann Informasjon AS	Norway
McCann Worldgroup AS	Norway
Media Print AS	Norway
Scandinavian Design Group AS	Norway
McCann AS	Norway
Harrison Agencia de Comunicaciones Integrada, S.A.	Panama
McCann Relationship Marketing, S.A.	Panama
McCann-Erickson Worldgroup Panama S.A.	Panama
Momentum Mercadeo de Eventos, S.A.	Panama
McCann-Erickson de Panama, S.A.	Panama
Universal Ideas, S.A.	Panama
Mayo FCB Publicidad S.A.	Peru
Park Advertising & Direct Marketing S.A.	Peru
McCann Erickson Corporation Publicidad S.A.	Peru
TN Asset Holding Inc	Philippines
Harrison Communications Inc	Philippines
McCann Worldgroup Philippines Inc.	Philippines
Group Asia Face to Face	Philippines
McCann Group of Companies Inc	Philippines
Fasttrack Integrated Marketing Communications Inc	Philippines
Lowe Inc	Philippines
Paradigm Production & Design, Inc.	Philippines
Treyna Holdings, Inc.	Philippines
FCB Worldwide Inc	Philippines
Lowe Activation Sp. z.o.o.	Poland
Lowe GGK Sp. z.o.o.	Poland
Magna Entertainment Sp. z.o.o.	Poland
McCann-Erickson Polska Sp. z.o.o.	Poland
Universal McCann Sp. z.o.o.	Poland
McCann Erickson WorldGroup/Poland Sp. z.o.o.	Poland
U2 Media House Sp. z.o.o.	Poland
MRM/Momentum Sp. z.o.o.	Poland
Prisma Communications Sp. z.o.o.	Poland
Ad Fabrika FCB sp. z.o.o.	Poland
Magna Global Polska Sp. z.o.o.	Poland

Company Name	Country
Pan Media Western Sp. z o.o.	Poland
GGK Public Relations Sp. z o.o.	Poland
Brand Connection Sp. z.o.o.	Poland
Initiative Media Warszawa Sp. z.o.o.	Poland
Marketing Drive Portugal - Marketing Promocional S.A.	Portugal
Foote Cone & Belding - Publicidade, Lda.	Portugal
Experientia - Marketing Experiencial, Lda	Portugal
McCann-Erickson Portugal, Publicidade, Lda.	Portugal
Universal McCann Connections - Publicidade, Lda.	Portugal
Universal Média - Publicidade, Lda.	Portugal
McCann Relationship Marketing (MRM) Portugal, Marketing Relacional, Lda.	Portugal
Brand Connection, Actividades Publicitárias, Lda.	Portugal
Iniciativas de Meios, Actividades Publicitárias, Limitada.	Portugal
Megameios - Publicidade E Meios, A.C.E.	Portugal
Inovitaer, SGPS, S.A.	Portugal
Interpublic SGPS, Unipessoal, Lda.	Portugal
FCB Worldwide (Puerto Rico) Inc	Puerto Rico
Lowe & Partners SA	Romania
B.V. McCann-Erickson S.R.L.	Romania
Al Afak For Advertising & Publicity Limited	Saudi Arabia
Horizon.FCB Saudi Arabia LLC	Saudi Arabia
Foote Cone & Belding Singapore Pte Ltd	Singapore
Scotchbrook-BSMG Worldwide (Singapore) Pte Ltd	Singapore
Lowe and Partners (Singapore) Pte Limited	Singapore
McCann-Erickson (Singapore) Pte Limited	Singapore
FutureBrand Singapore Pte Limited	Singapore
Initiative Media (Singapore) Pte Ltd	Singapore
Ammirati Puris Lintas (Singapore) Pte Limited	Singapore
Golin/Harris International Pte Limited	Singapore
Weber Shandwick Worldwide (Singapore) Pte Ltd	Singapore
Draftworldwide Pte Limited	Singapore
Octagon SE Asia Marketing Pte Ltd	Singapore
Lowe GGK s.r.o.	Slovakia
Panmedia Western, s.r.o.	Slovakia
Universal McCann Bratislava spol. s.r.o.	Slovakia
FCB Africa (Pty) Ltd	South Africa
FCB South Africa (Pty) Ltd	South Africa
Park Advertising Investment Holdings (Pty) Ltd	South Africa
FCB South Africa Holdings (Pty) Ltd	South Africa
FCB South Africa 2004 (Pty) Ltd	South Africa
Finset (Pty) Ltd	South Africa
FCB Jonssons (Pty) Ltd	South Africa
FCB Durban (Pty) Ltd	South Africa
FCB Electric Ocean (Pty) Ltd	South Africa
Joe Public (Pty) Ltd	South Africa
FCB Cape Town (Pty) Ltd	South Africa
Joe Public Cape Town (Pty) Ltd	South Africa
FCB Activ (Pty) Ltd	South Africa
NU-Intergrated Media Shop (Pty) Ltd	South Africa
The Media Shop (Pty) Ltd	South Africa
FCB Plato Healthcare (Pty) Ltd	South Africa
Foote Cone & Belding Holdings (South Africa) (Pty) Ltd	South Africa
Lindsay Smithers-FCB Distributors (Pty) Ltd	South Africa

Company Name	Country
FCB South Africa Properties (Pty) Ltd	South Africa
Court Road Properties (Pty) Ltd	South Africa
Sprigg Abbott Eighty (Pty) Ltd	South Africa
FCB fUZE (Pty) Ltd	South Africa
Premium 4 Advertising (Pty) Ltd	South Africa
Herdbuoys McCann-Erickson Holdings (Pty) Ltd	South Africa
Herdbuoys McCann-Erickson South Africa (Pty) Ltd	South Africa
McCann-Erickson South Africa (Pty) Ltd	South Africa
Premium 1 Advertising (Pty) Ltd	South Africa
Premium 2 Advertising (Pty) Ltd	South Africa
Premium 3 Advertising (Pty) Ltd	South Africa
Premium 5 Advertising (Pty) Ltd	South Africa
McCann-Erickson Worldgroup Africa (Pty) Ltd	South Africa
Initiative Media South Africa (Pty) Ltd	South Africa
Lowe Bull Calvert Place (Gauteng) (Pty) Ltd	South Africa
Lowe Bull Gauteng (Pty) Ltd	South Africa
Lowe Bull Holdings (Pty) Ltd	South Africa
Octagon Communication Services International (Pty) Ltd	South Africa
Octagon Ikageng (Pty) Ltd	South Africa
Octagon Marketing (Pty) Ltd	South Africa
Telerix Investments (Pty) Ltd	South Africa
Lowe FMRG, S.A.	Spain
McCann Erickson S.A.	Spain
MRM Partners Marketing Relacional, S.L.	Spain
McCann Relationship Marketing Partners, S.A.	Spain
Momentum Madrid, S.A.	Spain
Reporter, S.A.	Spain
MRM Content, S.L.	Spain
Universal McCann, S.A.	Spain
FutureBrand S.A.	Spain
The Design House 2000, S.A.	Spain
True North Holdings (Spain), S.L.	Spain
Cachagua, S.L.	Spain
Lowe & Partners, S.A.	Spain
Valmorisco Comunicacion, S.A.	Spain
Iniciativas de Medios, S.A.	Spain
Magna Global S.A.	Spain
Constituency Management Group Ibérica S.A.U.	Spain
Golin Harris International Inc., sucursal en España BRANCH	Spain
Draftworldwide, S.A. (Sociedad Unipersonal)	Spain
Clouseau, S.L. (Sociedad Unipersonal)	Spain
Interpublic Group of Companies de España, S.L.	Spain
Octagon Nordic AB	Sweden
Octagon Nordic Sailing AB	Sweden
Lowe Tesch AB	Sweden
Lowe Brindfors AB	Sweden
Lowe Plus Consulting AB	Sweden
McCann MRM Sweden Aktiebolag	Sweden
EXP Creator Momentum AB	Sweden
Trigge r AB	Sweden
McCann Annonsbyrå i Malmö Aktiebolag	Sweden
McCann Nordic Aktiebolag	Sweden
Rönnberg McCann Aktiebolag	Sweden

Company Name	Country
Storåkers McCann AB	Sweden
Weber Shandwick Sweden AB	Sweden
FB Company AB	Sweden
Interpublic Group Sweden AB	Sweden
PMI Initiative Universal Media AB	Sweden
Inter P Group Sweden AB	Sweden
Typeart AG	Switzerland
Octagon (Switzerland) AG	Switzerland
Lowe AG	Switzerland
Bosch und Butz, Werbeagentur AG	Switzerland
GET - Neue Gestaltungstechnik AG	Switzerland
Unimedia S.A.	Switzerland
McCann-Erickson S.A.	Switzerland
MRM Partners Worldwide AG	Switzerland
Initiative Media Western AG	Switzerland
True North Holdings (Switzerland) AG	Switzerland
FCB Leutenegger Krüll AG	Switzerland
Shandwick Deutschland GmbH & Co KG; Bonn; succursale de Geneve BRANCH	Switzerland
CMGRP Switzerland Sarl	Switzerland
Octagon Worldwide Limited	Switzerland
Future Brand AG	Switzerland
FCB Taiwan Ltd	Taiwan, Province of
China
Foote, Cone & Belding (Taiwan) Limited, Taiwan Branch BRANCH	Taiwan, Province of
China
Interface Integrated Ltd	Taiwan, Province of
China
McCann-Erickson Communications Group Co Ltd	Taiwan, Province of
China
Ammirati Puris Lintas Limited	Taiwan, Province of
China
Initiative Media (Asia Pacific) Limited (Taiwan Branch) BRANCH	Taiwan, Province of
China
Direct Response (Thailand) Limited	Thailand
FCB Worldwide (Thailand) Limited	Thailand
I.M.C. Communications Co. Ltd	Thailand
Impact Communication Co Ltd	Thailand
Marketing Drive Worldwide (Thailand) Limited	Thailand
Prakit Holdings Public Co., Ltd.	Thailand
McCann Worldgroup (Thailand) Limited	Thailand
Lowe Limited	Thailand
Initiative Media Limited	Thailand
BTL (Thailand) Limited	Thailand
CMGRP (Thailand) Limited	Thailand
Shandwick Holdings (Thailand) Co, Ltd.	Thailand
McCann Erickson (Trinidad) Ltd.	Trinidad and Tobago
IPG Tanitim ve Halkla Iliskiler A.S.	Turkey
Lowe Tanitim Hizmetleri A.S.	Turkey
Link / McCannErickson Reklamcilik A.S.	Turkey

Company Name	Country
Lotus Medya Planlama ve dagitim A.S.	Turkey
McCann Worldgroup Reklamcilik A.S.	Turkey
Pars / McCannErickson Reklamcilik A.S.	Turkey
Universal / McCann-Media Planlama ve Dagitim A.S.	Turkey
MRM Reklam Tanitma Ve Servisleri A.S.	Turkey
Momentum Istanbul Iletisim Hizmet. Dan. Tic. A.S.	Turkey
Foote, Cone & Belding Reklam Hizmetleri A.S.	Turkey
Brand Connection (Branch of Frontline Marketing LLC) BRANCH	United Arab Emirates
Horizon.FCB LLC	United Arab Emirates
Frontline Marketing LLC	United Arab Emirates
Golin Harris - Branch of Frontline Marketing LLC BRANCH	United Arab Emirates
Magna Global (UK) Limited	United Kingdom
Opus Holdings International Limited	United Kingdom
021 Limited	United Kingdom
1995 Ventures Ltd.	United Kingdom
KRC Research BRANCH	United Kingdom
GJWS Limited	United Kingdom
Springer & Jacoby UK Limited	United Kingdom
10 Media Limited	United Kingdom
Jones Britton Breckon Company Limited	United Kingdom
Slaymaker Cowley White/Bozell (Holdings) Limited	United Kingdom
SM Activities Limited	United Kingdom
Advantage Soccer Limited	United Kingdom
Davies Day Limited	United Kingdom
Octagon Sponsorship Limited	United Kingdom
Gotham Limited	United Kingdom
Lowe Consulting Limited	United Kingdom
Smithfield Lease Limited	United Kingdom
Lowe Fusion Healthcare Limited	United Kingdom
Tavistock Advertising Limited	United Kingdom
Colourwatch Group Limited	United Kingdom
Lowe International Limited	United Kingdom
Draft London Limited	United Kingdom
The Sloan Group Limited	United Kingdom
Integrated Communications Corp. Europe Limited	United Kingdom
Western International Media Limited	United Kingdom
Poundhold Limited	United Kingdom
Orbit International (1990) Limited	United Kingdom
Octagon Movie And Media Limited	United Kingdom
Advantage Sponsorship Canada Limited	United Kingdom
Advantage Sports Media Limited	United Kingdom
Advantage Television Limited	United Kingdom
Grand Slam Millennium Television Limited	United Kingdom
MLS Soccer Limited	United Kingdom
MSW Management Ltd	United Kingdom
Octagon Sponsorship Consulting Limited	United Kingdom
Washington Soccer Limited	United Kingdom
Movie & Media Sports (Holdings) Limited	United Kingdom
Zentropy Partners United Kingdom Ltd	United Kingdom
Caudex Medical (Abingdon) Ltd	United Kingdom

Company Name	Country
Complete Healthcare Training Limited	United Kingdom
Complete HealthVizion Limited	United Kingdom
Complete Market Research Limited	United Kingdom
Complete Medical Communications (UK) Limited	United Kingdom
Complete Medical Group Limited	United Kingdom
Complete Professional Relations Limited	United Kingdom
ConsultComplete Limited	United Kingdom
McCann Medical Communications Limited	United Kingdom
Exp. Momentum Limited	United Kingdom
Momentum on the Move Ltd	United Kingdom
The Really Big Promotions Company Limited	United Kingdom
Joint Venture 36 Travel Limited	United Kingdom
McCann-Erickson EMEA Limited	United Kingdom
mworks Limited	United Kingdom
The Howland Street Studio Limited	United Kingdom
H.K. McCann Limited	United Kingdom
McCann Communications Limited	United Kingdom
McCann-Erickson Advertising Limited	United Kingdom
Ludgate Group Limited	United Kingdom
Marketing Communications Technologies (Europe) Limited	United Kingdom
Weber Europe Limited	United Kingdom
Universal McCann Limited	United Kingdom
MRM Worldwide (UK) Limited	United Kingdom
TPD Group Limited	United Kingdom
TPD IP Limited	United Kingdom
Universal Advertising Limited	United Kingdom
Universal Communications Worldwide Limited	United Kingdom
McCann-Erickson UK Group Limited	United Kingdom
Bahbout and Stratton Limited	United Kingdom
McCann Erickson Communications House Limited	United Kingdom
McCann Properties Limited	United Kingdom
McCann Weber Public Relations Limited	United Kingdom
McCann-Erickson (Windsor) Limited	United Kingdom
McCann-Erickson Bristol Limited	United Kingdom
McCann-Erickson Central Limited	United Kingdom
McCann-Erickson Healthcare UK Limited	United Kingdom
McCann-Erickson Network Limited	United Kingdom
McCann-Erickson Payne Golley Limited	United Kingdom
Momentum Experiential Marketing Limited	United Kingdom
Propeller Creative Services Limited	United Kingdom
Stowe, Bowden, Wilson Limited	United Kingdom
The Quay Advertising and Marketing Limited	United Kingdom
WAM/McCann-Erickson Limited	United Kingdom
NDI Momentum Limited	United Kingdom
NDI Retail Development Limited	United Kingdom
Marketing Communications Technologies (EMEA) Limited	United Kingdom
Momentum Activating Demand Limited	United Kingdom
The Promotions Department Partnership Limited	United Kingdom
GSD (Scotland) Limited	United Kingdom
GSD Momentum Limited	United Kingdom
Momentum Field Marketing Limited	United Kingdom
Miller Starr Limited	United Kingdom
Caudex Medical Limited	United Kingdom

Company Name	Country
McCann Managed Care Services Limited	United Kingdom
McCann Medical Consulting Limited	United Kingdom
Harrison Advertising (International) Limited	United Kingdom
EPIC (Events & Programming International Consultancy) Limited	United Kingdom
Salesdesk Limited	United Kingdom
FBC (FutureBrand) Limited	United Kingdom
FBC (FutureBrand Digital) Limited	United Kingdom
Foote, Cone & Belding Europe Limited	United Kingdom
FCB London Limited	United Kingdom
Analytic i Limited	United Kingdom
Opus Group International Limited	United Kingdom
Blue Interactive Ltd.	United Kingdom
FCBi London Limited	United Kingdom
Junk Mail Limited	United Kingdom
Lewis Gace Bozell Health Care Worldwide Limited	United Kingdom
Keith Littlewood Associates Limited	United Kingdom
BSMG Medical & Health Communications Limited	United Kingdom
McCann Direct Limited	United Kingdom
Square Mile Holdings Limited	United Kingdom
Charles Barker Healthcare Limited	United Kingdom
Charles Barker Publishing Limited	United Kingdom
GJW Europe Limited	United Kingdom
GJW Government Relations Limited	United Kingdom
GJW Holdings Limited	United Kingdom
GJW International Limited	United Kingdom
Springpoint UK Limited	United Kingdom
Square Mile Communications Limited	United Kingdom
BSMG Worldwide (Europe) Limited	United Kingdom
Addition Communications Limited	United Kingdom
Ammirati Puris Lintas Limited	United Kingdom
APL Digital Limited	United Kingdom
APL Group Limited	United Kingdom
Brilliant Pictures Limited	United Kingdom
Lowe & Partners Limited	United Kingdom
Still Price Court Twivy d’Souza Limited	United Kingdom
The Line Limited	United Kingdom
Lowe & Partners Worldwide Limited	United Kingdom
Initiative Media London Limited	United Kingdom
Lintas W A Limited	United Kingdom
CM: Lintas International Limited	United Kingdom
Addition Marketing Group Limited	United Kingdom
Brompton Advertising Limited	United Kingdom
Brompton Promotions Limited	United Kingdom
The Brompton Group Limited	United Kingdom
The Lowe Group Limited	United Kingdom
JV Knightsbridge Travel Limited	United Kingdom
The Boroughloch Consultancy Limited	United Kingdom
True North Holdings (United Kingdom) Limited	United Kingdom
Delaney Fletcher Delaney Limited	United Kingdom
Interpublic Global Advertising Services Limited	United Kingdom
Marketing Drive (Manchester) Limited	United Kingdom
Marketing Drive Limited	United Kingdom
Springer & Jacoby UK Holdings Limited	United Kingdom

Company Name	Country
Marketing Drive Group Limited	United Kingdom
Brand Connection Limited	United Kingdom
Expert Media Limited	United Kingdom
Genus Media Limited	United Kingdom
Go Figure Limited	United Kingdom
MBS Media Limited	United Kingdom
AMS Advanced Marketing Services Limited	United Kingdom
AMS Advanced Marketing Services Investments Limited	United Kingdom
Briefcope Limited	United Kingdom
Nationwide Public Relations Limited	United Kingdom
Radclyffe Communications Group Limited	United Kingdom
Rogers & Cowan Brand Placement Limited	United Kingdom
Shandwick North Limited	United Kingdom
Shandwick Public Relations Limited	United Kingdom
Weber Shandwick Consultants Limited	United Kingdom
Weber Shandwick Investor Relations Limited	United Kingdom
Weber Shandwick Marketing Services Limited	United Kingdom
Weber Shandwick Trustees Limited	United Kingdom
Widestrong Limited	United Kingdom
Weber Shandwick International Limited	United Kingdom
Golin/Harris International Limited	United Kingdom
Ludgate Communications Limited	United Kingdom
Springpoint Limited	United Kingdom
PR Consultants Scotland Limited	United Kingdom
Shandwick Design Limited	United Kingdom
Shandwick Scotland Limited	United Kingdom
Weber Shandwick UK Limited	United Kingdom
Shandwick Public Affairs Limited	United Kingdom
Cyclops Productions Ltd.	United Kingdom
Weber Shandwick Consumer Limited	United Kingdom
Ludgate Laud Limited	United Kingdom
Weber Shandwick Broadcast Limited	United Kingdom
Charles Barker Limited	United Kingdom
CMGRP UK Limited	United Kingdom
Hopkins and Bailey Limited	United Kingdom
Acclaro International Limited	United Kingdom
Weber Shandwick Technology Limited	United Kingdom
Draft Group Holdings Limited	United Kingdom
DraftWorldwide Limited	United Kingdom
Octagon Athlete Representation Limited	United Kingdom
Foote Cone & Belding International Limited	United Kingdom
Octagon Event Marketing Limited	United Kingdom
Octagon Worldwide Limited	United Kingdom
Bureau of Commercial Information Limited	United Kingdom
OSI Group UK Limited	United Kingdom
Creation Communications Design Limited	United Kingdom
Creation Communications Limited	United Kingdom
Jack Morton Europe Limited	United Kingdom
Jack Morton UK Limited	United Kingdom
Jack Morton Worldwide Limited	United Kingdom
Mark Wallace Associates Limited	United Kingdom
SCH International Limited	United Kingdom
Spectrum Communications Limited	United Kingdom

Company Name	Country
WCT Live Communication Limited	United Kingdom
Fieldplan Limited	United Kingdom
FBC (FutureBrand Consumer) Limited	United Kingdom
Interpublic Limited	United Kingdom
Tinker and Partners Limited	United Kingdom
The Below The Line Agency Limited	United Kingdom
International Poster Management Limited	United Kingdom
Business Geographics Limited	United Kingdom
The Internet Factory Limited	United Kingdom
Cab (No.1) Limited	United Kingdom
Cab (No.2) Limited	United Kingdom
Cab (No.3) Limited	United Kingdom
Cab (No.4) Limited	United Kingdom
Engels (No.1) Limited	United Kingdom
Engels (No.2) Limited	United Kingdom
Pushing Daisies (No.1) Limited	United Kingdom
Rebel Enterprises Limited	United Kingdom
Rebel Raceway Limited	United Kingdom
The Rebel Group Limited	United Kingdom
Octagon Marketing Services Limited	United Kingdom
Octagon SC Limited	United Kingdom
Octagon Sports Marketing Limited	United Kingdom
Cab (No.5) Limited	United Kingdom
Interpublic GIS (UK) Limited	United Kingdom
Bozell UK Limited	United Kingdom
F.C.B. Management Services Limited	United Kingdom
FCB Advertising Limited	United Kingdom
Globespan Marketing Services Limited	United Kingdom
Interpublic Pension Fund Trustee Company Limited	United Kingdom
Locksway Limited	United Kingdom
MDGS Limited	United Kingdom
Weber Shandwick PR Company Limited	United Kingdom
Lowe & Partners South America Holdings SA	Uruguay
Aderal S. A.	Uruguay
Intelan S.A.	Uruguay
Lingfield SA	Uruguay
McCann Erickson Latin America SA	Uruguay
Universal Publicidad SA	Uruguay
FCB Publicidad, C.A.	Venezuela
Foote, Cone & Belding Publicidad, C.A.	Venezuela
AJL Park Publicidad, C.A.	Venezuela
T.N. Medios, C.A.	Venezuela
McCann Erickson Publicidad de Venezuela S.A.	Venezuela
McCann-Erickson (Vietnam) Ltd	Viet Nam
Lowe Limited	Viet Nam
Hanks International Holdings Limited	Virgin Islands,
British
Hi International - Promocao de Desportos Motorizados Ltd.	Virgin Islands,
British
Octagon Asia Inc	Virgin Islands,
British
FCB Zimbabwe (Private) Limited	Zimbabwe
Ammirati Puris Lintas (Private) Limited	Zimbabwe
Lintas (Private) Limited	Zimbabwe

Company Name	Country
Media Initiative (Zimbabwe) Pty. Limited	Zimbabwe